Exhibit 99.1
2008 Lehman Brothers CEO Energy/Power Conference September 3, 2008

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All such statements, other than statements of historical fact, are statements that could be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any projections of revenue, gross margin, expenses, earnings or losses from operations, or other financial items; future production volumes, results of exploration, exploitation, development, acquisition and operations expenditures, and prospective reserve levels of property or wells; any statements of the plans, strategies and objectives of management for future operations; any statement concerning developments, performance or industry rankings relating to services; and any statements of assumptions underlying any of the foregoing. Although Helix believes that the expectations reflected in these forward-looking statements are reasonable, they do involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks, uncertainties and assumptions referred to above include the performance of contracts by suppliers, customers and partners; employee management issues; complexities of global political and economic developments, geologic risks and other risks described from time to time in our reports filed with the Securities and Exchange Commission ("SEC"), including the Company's Annual Report on Form 10-K for the year ending December 31, 2007 and subsequent quarterly reports on Form 10-Q. You should not place undue reliance on these forward-looking statements which speak only as of the date of this press release and presentation. We assume no obligation or duty and do not intend to update these forward-looking statements except as required by the securities laws. The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Statements of proved reserves are only estimates and may be imprecise. Any reserve estimates provided in this presentation that are not specifically designated as being estimates of proved reserves may include not only proved reserves but also other categories of reserves that the SEC's guidelines strictly prohibit the Company from including in filings with the SEC. Investors are urged to consider closely the disclosure in the Company's 2007 Form 10-K. Forward-Looking Statements

Helix Profile

Helix Defined World-class global services contractor offering critical offshore field development services

Contracting Services Production Facilities Marco Polo TLP (50%) Independence Hub Semi (20%) Drilling / Completion Q4000 w/ Drilling Upgrade* *upgrade completed in 2008 Construction Pipelay Intrepid Express ROV 34 ROVs 2 ROV Drill Units 6 Chartered Vessels 5 Trenchers (200 - 2000hp) Shelf Construction 58% interest in Cal Dive Well Ops Q4000 Seawell Mobile SILs Reservoir Technology 90+ Engineers Current Assets 2009 Planned Additions Helix Producer I Caesar Well Enhancer

Consistent long-term sustainable growth in a cyclical business Why We Own Reservoirs Backlog for services Enabling utilization for new assets/ services Adds incremental returns through production with lower F&D costs Provides incremental cashflow allowing accelerated services growth

Continuing Expansion in Deepwater Established services presence initially with Intrepid, Express and Q4000 Q4000 drilling upgrade in 2008 increases capabilities Caesar, Well Enhancer and Helix Producer I will significantly expand capacity and EBITDA in 2009 Expanded focus on deepwater O&G production through the Remington acquisition in 2006 29 current deepwater inventory prospects - 1.0 Tcfe risked potential Initial two prospects drilled resulted in 200+Bcfe of reserve additions Ongoing prospect generation efforts to identify new leases

Near Term Objectives 2008 n Sell down interests in oil & gas properties, capturing value while mitigating risk, reducing intercompany profit deferral and funding capital program in the process. n Complete new services assets and deepwater developments. n Outperform guidance. 2009 n Harvest returns from new assets and developments. n Reduce debt. n Continue unlocking the value in the deepwater prospect portfolio through exploration drilling with partners on a promoted basis. n Assess services growth opportunities.

Historical Valuation Metrics

Moving Forward Our Thoughts Primary goal - maximize shareholder value The hybrid model yields meaningful value and operational synergies 2009 is a year in which we will realize significant benefits in terms of earnings and EBITDA growth from the major capital investments made in the last two years As presently structured, subject to market conditions, Helix should deliver meaningful appreciation in shareholder value in 2009 We will maximize debt reduction from incremental cashflow to position the balance sheet for future growth However, we will continue to evaluate strategic alternatives that could potentially increase shareholder value Monetize remaining 58% interest in Cal Dive? Monetize all or part of GOM Shelf Oil and Gas assets?

Moving Forward Our Thoughts (cont.) Sell or spin-off Oil and Gas business. Specific challenges include: Debt covenants Tax leakage Financing Our Strategy for 2009 and Beyond: Retain model to obtain benefits of incremental cash flow, earnings growth and shareholder value that should be realized from strategic investments made over the last two years Remain a rational investor with our 58% interest in Cal Dive Promote deepwater exploration prospects

Moving Forward 2009: A Year of Earnings and Cashflow Growth 2008 2009 Earnings per share $3.36 $4.50+* EBITDAX ** $940M $1,200M 2009 Assumptions: Commodity price deck of $100 oil / $8 natural gas Production rate of 83Bcfe New services assets (Caesar, Well Enhancer and Helix Producer I) begin earnings contributions in 2009. *preliminary estimate - formal guidance issued annually in February **See Non-GAAP reconciliation on our website at www.HelixESG.com

Expanding Our Business Model Internationally

Financial Information

Consistent Top Line Growth * 2008 forecast ** preliminary estimate 2000 2001 2002 2003 2004 2005 2006 2007 2008* 2009** Contracting Services 110 164 240 259 300 523 937 1183 1500 1700 Oil & Gas 70.8 63.4 62.8 137.3 243 276 430 585 750 850 34% CAGR ($ amounts in millions)

Earnings Per Share - 2006 results exclude the impact of the gain on sale in the Cal Dive IPO and estimated incremental overhead costs during the year. - 2007 results exclude the impact of the Cal Dive gain, impairments and other unusual items. - 2008 results include oil and gas property dispositions and commodity price deck of $120 oil / $9 natural gas for 2H-08. * 2008 forecast ** preliminary estimate 2004 2005 2006 2007 2008* 2009** East 1.03 1.86 2.85 3.05 3.36 4.5

Significant Cash Generation - EBITDAX* -2006 results exclude the impact of the gain on sale in the Cal Dive IPO and estimated incremental overhead costs during the year. -2007 results exclude the impact of the Cal Dive gain, impairments and other unusual items. -2008 results include oil and gas property dispositions and commodity price deck of $120 oil / $9 natural gas for 2H-08 *See Non-GAAP reconciliation at www.HelixESG.com * 2008 forecast ** preliminary estimate 2004 2005 2006 2007 2008* 2009** Contracting Services 52 153 343 331 320 450 Oil & Gas 187 200 317 473 620 750 ($ amounts in millions)

O&G - 2007 Reserve Report Highlights Pre-tax PV-10 - $4.1 billion; After-tax PV-10 - $2.8 billion 677 Bcfe Proved Reserves 373 Bcfe shelf, 304 Bcfe deepwater Proved Developed / PUD Ratio - 33/67 Natural Gas / Oil Mix - 65/35 Exploration resulted in 244 Bcfe of reserve additions 376% reserve replacement rate 26% reserve growth from 2006 2007 F&D costs - $2.40 / mcfe* *2007 Exploration + Development + Proved Property Acquisition / Exploratory Additions (U.S. Only)

Helix Energy Solutions